Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unwired Planet, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Vetter, President and Chief Financial & Administrative Officer of the Company, certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934 as amended and to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Eric Vetter
Eric Vetter
President and Chief Financial & Administrative Officer
(Principal Financial Officer)

November 5, 2014